UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23165

CION ARES DIVERSIFIED CREDIT FUND
(Exact name of registrant as specified in charter)

3 PARK AVENUE 36TH FLOOR NEW YORK, NEW YORK			10016
(Address of principal executive offices)			(Zip code)

Eric A. Pinero 3 Park Avenue, 36th Floor New York, New York 10016
(Name and address of agent for service)

Copy to:
Michael A. Reisner Mark Gatto CION Ares Management, LLC 3 Park Avenue, 36th Floor New York, New York 10016		Richard Horowitz, Esq. Matthew K. Kerfoot, Esq. Dechert LLP 1095 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:		(646) 845-2577

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2017

Item 1.  Report to Stockholders.

CION Ares Diversified Credit Fund

Semi-Annual Report

April 30, 2017

www.cioninvestments.com

CION Ares Diversified Credit Fund

Contents

Letter to Shareholders	2
Fund Profile & Financial Data	4
Schedule of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Statement of Cash Flows	11
Financial Highlights	12
Notes to Financial Statements	13
Proxy & Portfolio Information	25
Dividend Reinvestment Plans	26
Corporate Information	28
Privacy Notice	29
Trustees and Officers	30

Semi-Annual Report 2017

CION Ares Diversified Credit Fund

Letter to Shareholders

April 30, 2017

Fellow Shareholders,

It is with a great sense of pride that we present to you the first CION Ares Diversified Credit Fund (the "Fund") semi- annual report.

We formed the Fund to seek to provide attractive risk-adjusted returns for our shareholders across market cycles by investing in a diversified pool of liquid and illiquid credit instruments utilizing a flexible strategy. We believe the optimal investment strategy for non-investment grade credit is an actively managed portfolio that encompasses a full breadth of liquid and illiquid credit asset classes. We believe unconstrained flexibility within a single portfolio affords investors an opportunity to capitalize on inefficiencies and dislocations across the credit spectrum to capture the best relative value.

The Fund has shown encouraging signs of early success in this endeavor, delivering four monthly distributions to shareholders at an annualized rate of 5.25%, all of which have been covered from taxable income.1 In the six month period since the inception of the Fund, assets under management have grown to $3,452,618, as of April month-end with each month showing a steady increase in fundraising momentum.

The Fund leverages the broad Ares credit platform, which allows it to benefit from access to both private and public investments without the typical need for scale. As a result, the portfolio managers have been able to seek relative value opportunities across the global credit spectrum and execute on the investment strategy despite the Fund's relatively small size. As of April 30, 2017, the Fund has invested in 18 issuers across 10 distinct industries. The Fund's holdings are highly diversified by investment type, with investments in a number of asset categories including high yield bonds, broadly syndicated loans, debt and equity tranches of collateralized loan obligations as well as directly originated loans to U.S. middle market companies.2

Credit markets started 2017 on solid footing as a post-election rally drove credit spreads tighter through January and February. Market strength was driven by increased enthusiasm over growth prospects in the U.S., a robust technical environment and relatively low macroeconomic volatility, all of which lifted sentiment and drove investors further down the risk spectrum. Beginning in March, however, fears regarding an oversupply in oil and political uncertainty out of Washington led to a temporary reversal in sentiment. The market subsequently shrugged off this indigestion as oil prices rebounded and news resurfaced regarding President Trump's proposed tax reforms. While execution of the Trump administration's agenda could be an ongoing source of volatility given the success of his early initiatives and detailed policies remain uncertain, the market has benefited from improved corporate fundamentals and generally positive economic

1 There is no assurance that distributions will occur at levels shown or at all. The Fund's distributions may result from expense reimbursements from CION Ares Management LLC, which may be subject to repayment by the Fund. While CION Ares Management seeks to make every effort to create the most tax-efficient structure during the investment decision-making and management process, any such tax-related strategies are geared toward the benefit of the relevant fund and not necessarily each individual investor's tax-related circumstances or needs. Investors seeking specific tax-related advice or results should consult with their own qualified tax and legal professionals. Past performance is not indicative of future return.

2 Diversification does not assure profit or protect against market loss.

Semi-Annual Report 2017

CION Ares Diversified Credit Fund

Letter to Shareholders (continued)

April 30, 2017

indicators (firming inflation, low unemployment rates, etc.). Amid these favorable conditions, the U.S. Federal Reserve ("Fed") decided to raise its benchmark lending rate a quarter point at its March meeting. Many economists believe that the Fed is now close to achieving its dual mandate, and is widely expected to raise interest rates by another quarter point at the meeting in June. By investing in mostly floating rate securities (81.3% as of April 30, 2017, excluding cash), we believe that the Fund is somewhat insulated from the interest rate risk associated with a rising rate environment.

In Europe, headlines around potential changes to monetary policy and elevated political turmoil have been the focal point year-to-date 2017. The European Central Bank ("ECB") continued to face pressure to begin tapering its quantitative easing initiatives due to improving economic indicators in the region including growth, employment, and inflation. However, the ECB decided to leave interest rates unchanged at its March meeting, citing that the urgency prompted by risks of deflation had subsided. The ECB's decision also underscored the uncertainty and angst surrounding elections in France, Germany and the Netherlands, as well as the impact of the U.K. having initiated the formal process of exiting the European Union ("EU") by 2019. In the face of these headwinds, European markets were generally resilient and sentiment around the region's economic recovery was positive. In April, the Economic Sentiment Indicator (ESI) increased by 1.4 points in the EU to reach 110.6, its highest level since September 2007. While this is encouraging, inflation is still below the ECB's target, uncertainties abound with respect to the full economic and political impact of "Brexit", and the timeline of changes to monetary policy in the EU are unknown.

As we move forward into the latter half of the year, CION Ares Management will continue to work diligently to seek to provide superior risk-adjusted returns to our shareholders in an environment where yields remain compressed. We will continue to leverage the power of the Ares platform and its position as a global market leader in the non- investment grade credit markets as we seek to identify attractive investment opportunities for the Fund. We thank you for your continued support and look forward to an exciting second half of 2017.

Sincerely,

Mark Gatto  Michael A. Reisner
Co-CEO  Co-CEO
CION Ares Management  CION Ares Management

Views expressed are those of CION Ares Management as of the date of this communication, are subject to change at any time, and may differ from the views of other portfolio managers or of Ares as a whole. Although these views are not intended to be a forecast of future events, a guarantee of futures results, or investment advice, any forward looking statements are not reliable indicators of future events and no guarantee is given that such activities will occur as expected or at all. Information contained herein has been obtained from sources believed to be reliable, but the accuracy and completeness of the information cannot be guaranteed. CION Ares Management does not undertake any obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise, except as required by law. All investments involve risk, including possible loss of principal. Past performance is not indicative of future results.

CION Securities, LLC ("CSL") is the wholesale marketing agent for CION Ares Diversified Credit Fund ("CADC" or the "Fund"), advised by CION Ares Management, LLC ("CAM") and distributed by ALPS Distributors,Inc ("ADI"). CSL, member FINRA, and CAM are not affiliated with ADI, member FINRA.

Semi-Annual Report 2017

CION Ares Diversified Credit Fund

Fund Profile & Financial Data

April 30, 2017

FUND OVERVIEW

CION Ares Diversified Credit Fund ("CADC") operates as a closed-end interval fund with quarterly repurchase offers at net asset value totaling no less than 5% of the Fund's outstanding shares. By leveraging the Ares global credit platform — one of the largest in the United States and Europe — the Fund seeks to provide superior risk-adjusted returns across various market cycles by investing in a diversified portfolio of liquid and illiquid asset classes. The Fund seeks to capitalize on market inefficiencies and relative value opportunities throughout the entire global credit spectrum.

PORTFOLIO CHARACTERISTICS

Management Team

?  Mitch Goldstein - Co-Head of Ares Credit Group. 23 years experience.

?  Greg Margolies - Head of Markets, Ares Management. 29 years experience.

?  CADC's allocation committee consists of an additional 13 members, averaging nearly 25 years experience.

Fund Information

Ticker	CADEX (A)
Inception	12/1/2016
Assets	$3.5 MM
Total Holdings	18
Distributions	Monthly
Current Distribution Rate	5.25%

FUND PERFORMANCE

Net Total Returns	YTD	Since Inception
Class A Share — CADEX	1.4%	1.4%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Total Returns include change in NAV, assume reinvestment of all distributions, and reflect the deduction of fund expenses and applicable fees. Total returns reflect any applicable expense reductions, without which the results for the Fund would have been lower. Returns for periods of less than one year are not annualized.

Portfolio Composition by Asset Category

Top 10 Holdings

Name of Holding	% of Portfolio
IQMS Inc.	7.2%
WINDR 2016-2 CLO, LTD	7.2%
Race Point VIII	4.6%
JDC Healthcare Management LLC	3.1%
Hill-Rom Holdings, Inc	2.9%
Sequa Corporation	2.9%
Nomad Foods Ltd.	2.9%
Micro Focus International plc	2.9%
VENTR 2016-24 CLO, LTD	2.9%
The Nielson Company B.V.	2.9%

Allocation by Industry

Fixed vs. Floating Rate

For Existing Investor Use Only. Not for Prospective Investors.

Semi-Annual Report 2017

CION Ares Diversified Credit Fund

Fund Profile & Financial Data (continued)

April 30, 2017

ABOUT CION INVESTMENTS

CION Investments is a leading manager of alternative investment solutions that focuses on alternative credit strategies for individual investors. The firm currently manages CION Investment Corp., a leading non-traded BDC with approximately $1.5 billion in assets under management and sponsors, through CION Ares Management, LLC, CION Ares Diversified Credit Fund ("CADEX"). Its affiliated broker-dealer, CION Securities, LLC, member FINRA/SIPC, distributes its offerings. CION Investments is headquartered in New York.

ABOUT ARES MANAGEMENT

Ares Management, L.P. ("Ares") is a publicly traded, leading global alternative asset manager with approximately $100 billion of assets under management1 and approximately 955 employees. Ares seeks to deliver attractive performance to its investors across its investment groups and strategies, including credit (high yield bonds, syndicated loans, structured credit, and direct lending in the U.S. and Europe), private equity (corporate private equity, U.S. power and energy infrastructure, and special situations) and real estate (debt and equity). The firm is headquartered in Los Angeles with offices across the United States, Europe, Asia, and Australia. Its common units are traded on the New York Stock Exchange under the ticker symbol "ARES".

IMPORTANT INFORMATION

1. As of March 31, 2017, AUM amounts include funds managed by Ivy Hill Asset Management, L.P., a wholly owned portfolio company of Ares Capital Corporation and a registered investment adviser.

Sector allocation and top holdings percentages are based on the total portfolio as of April 30, 2017 and are subject to change at any time. For informational purposes only and should not be considered a recommendation to purchase or sell any security.

Risks and limitations include, but are not limited to, the following: investment instruments may be susceptible to economic downturns causing losses; there is no guarantee that all shares can be repurchased; the Fund's business and operations may be negatively impacted by fluctuations in the capital markets; the Fund is a newly organized, diversified, closed-end investment company with no operating history; diversification does not eliminate the risk of experiencing investment losses.

CION Securities, LLC ("CSL") is the wholesale marketing agent for CION Ares Diversified Credit Fund, advised by CION Ares Management, LLC ("CAM") and distributed by ALPS Distributors, Inc ("ADI"). CSL, member FINRA, and CAM are not affiliated with ADI, member FINRA.

For Existing Investor Use Only. Not for Prospective Investors.

Semi-Annual Report 2017

CION Ares Diversified Credit Fund

Schedule of Investments

April 30, 2017 (Unaudited)

Senior Loans 24.0%(a)

	Principal Amount	Value(a)
Aerospace and Defense 2.9%
Sequa Corporation, Initial 1st Lien Term Loan, L+ 5.50%, 11/26/2021(b)	$70,000	$70,700
Sequa Corporation, Initial 2nd Lien Term Loan, L+ 9.00%, 04/28/2022(b)	29,830	30,315
		101,015
Banking, Finance, Insurance & Real Estate 1.1%
Asurion, LLC, 2017 1st Lien Term Loan B5, L+ 3.00%, 11/03/2023(b)	39,216	39,510
Beverage, Food and Tobacco 2.9%
Nomad Foods Europe Midco, Ltd., 1st Lien USD Term Loan B, L+ 2.75%, 04/21/2024(b)	100,000	100,333
Energy: Oil & Gas 0.6%
Associated Asphalt Partners 1st Lien, LLC, 2017 Term Loan B, 6.25%, 04/05/2024	21,000	21,000
Healthcare & Pharmaceuticals 3.4%
Emerus Holdings, Inc., 1st Lien Term Loan, 5.50%, 09/01/2021	10,825	9,526
JDC Healthcare Management, LLC, 1st Lien Term Loan, 7.25%, 04/10/2023	109,239	109,239
		118,765
High Tech Industries 13.1%
IQMS, Inc., 1st Lien Last Out Term Loan, 9.25%, 03/28/2022	250,000	250,000
MA FinanceCo., LLC, 1st Lien USD Term Loan B3, L+ 2.75%, 04/18/2024(b)	12,898	12,934
Misys Europe SA, USD 1st Lien Term Loan, (Luxembourg), L+ 3.50%, 04/26/2024(b)	25,000	25,172
Misys Europe SA, USD 2nd Lien Term Loan, (Luxembourg), L+ 7.25%, 04/26/2024(b)	25,000	25,500
Professional Datasolutions, Inc., 2017 1st Lien Term Loan, 6.50%, 05/20/2022	56,384	56,384

Senior Loans 24.0%(a) (continued)

	Principal Amount	Value(a)
Seattle SpinCo, Inc., 2017 1st Lien Term Loan B3, L+ 2.75%, 04/18/2024(b)	$87,102	$87,347
		457,338
Total Senior Loans (Cost: $825,682)		837,960

Corporate Bonds 7.9%

Healthcare & Pharmaceuticals 2.9%
Hill-Rom Holdings, Inc., 144A, 5.00%, 02/15/2025	100,000	101,250
Media: Diversified & Production 0.4%
Six Flags Entertainment Corporation, 144A, 4.88%, 07/31/2024	14,000	14,123
Services: Business 4.6%
Nielsen Co Luxembourg SARL, 144A, (Luxembourg), 5.00%, 02/01/2025	100,000	100,125
Sabre GLBL, Inc., 144A, 5.25%, 11/15/2023	56,000	57,960
		158,085
Total Corporate Bonds (Cost: $270,505)		273,458

Collateralized Loan Obligations 14.6%(c)

Collateralized Loan Obligations — Debt 10.0%
THL Credit Wind River 2016-2 Clo, Ltd., (Cayman Islands), 7.37%, 11/01/2028(d)	250,000	249,685
Venture XXIV CLO, Ltd., (Cayman Islands), 7.88%, 10/20/2028(d)	100,000	100,163
		349,848
Collateralized Loan Obligations — Equity 4.6%
Race Point VIII CLO, Ltd., (Cayman Islands), 02/20/2030	250,000	159,914
Total Collateralized Loan Obligations (Cost: $493,949)		509,762

Semi-Annual Report 2017

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

April 30, 2017 (Unaudited)

Private Asset-Backed Debt — 0.0%

	Principal Amount	Value(a)
Banking, Finance, Insurance & Real Estate — 0.0%
Avant, Inc., Revolving Class B Credit Facility, 10.25%, 04/07/2021(e)	$150,000	$—
Total Private Asset-Backed Debt (Cost $—)		—
Total Investments — 46.5% (Cost: $1,590,136)		$1,621,180
Other Assets Less Liabilities — 53.5%		1,864,638
Net Assets — 100.0%		$3,485,818

Footnotes:

(a)  Interest rates on floating rate term loans adjust periodically based upon a predetermined schedule. Stated interest rates in this schedule represents the "all-in" rate as of April 30, 2017.

(b)  This position or a portion of this position represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor plus a spread which was determined at the time of purchase.

(c)  Collateralized Loan Obligations are all issued as 144A securities.

(d)  Variable rate coupon rate shown as of April 30, 2017.

(e)  Reported net of unfunded commitments, reduced by any upfront payments received if purchased at a discount, see Note 2.

  As of April 30, 2017, the aggregate cost of securities for Federal income tax purposes was $1,590,136.
Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$30,843
Gross unrealized depreciation	(383)
Net unrealized appreciation	$30,460

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

Semi-Annual Report 2017

CION Ares Diversified Credit Fund

Statement of Assets and Liabilities

April 30, 2017 (Unaudited)

Assets:
Investments, at fair value (cost $1,590,136)	$1,621,180
Cash and cash equivalents	2,214,217
Deferred offering costs, net	376,273
Receivable for securities sold	75,563
Prepaid expenses and other assets	81,211
Total assets	4,368,444
Liabilities:
Payable for securities purchased	462,522
Payable for marketing expense	75,847
Payable for legal fees	66,826
Payable for administration and custodian fees (Note 3)	62,993
Payable for due diligence fees	62,418
Payable to adviser	55,536
Payable for shareholder servicing fees	1,436
Other accrued expenses and payables	95,048
Total liabilities	882,626
Net assets	$3,485,818
Net assets consist of:
Paid-in capital	$3,485,818
Distributions in excess of net investment income	(37,348)
Accumulated net realized gain on investments and foreign currency	6,304
Net unrealized appreciation on investments and foreign currency	31,044
Net assets	$3,485,818
Common shares:
Shares outstanding (unlimited number of shares authorized at $0.001 par value)	139,431
Net asset value per share	$25.00

Semi-Annual Report 2017

CION Ares Diversified Credit Fund

Statement of Operations

For the Period from January 26, 2017 (commencement of operations) to April 30, 2017 (Unaudited)

Investment income:
Interest	$14,840
Expenses:
Investment advisory fees (Note 3)	8,855
Administrative services of the adviser (Note 3)	145,994
Legal fees	98,434
Offering costs	132,393
Marketing expense	90,100
Administration and custodian fees (Note 3)	62,993
Transfer agent fees	27,070
Organizational expense	262,172
Audit fees	30,600
Due diligence fees	153,000
Trustees fee expense	58,500
Shareholder servicing fees	1,463
Other expenses	96,601
Total expenses	1,169,175
Expense support (Note 3)	(1,155,591)
Net expenses	13,584
Net investment income	1,256
Net realized and unrealized gains on investments
Net realized gains on investments	6,304
Net unrealized appreciation on investments	31,044
Net realized and unrealized gains on investments	37,348
Total increase in net assets resulting from operations	$38,604

Semi-Annual Report 2017

CION Ares Diversified Credit Fund

Statement of Changes in Net Assets

For the Period from January 26, 2017 (commencement of operations) to April 30, 2017 (Unaudited)

Net increase in net assets from operations:
Net investment income	$1,256
Net realized gains on investments	6,304
Net unrealized appreciation on investments	31,044
Net increase from operations	38,604
Distributions to shareholders from:
Net investment income	(1,256)
Net realized gains on investments	(6,304)
Net unrealized appreciation on investments	(31,044)
Total distributions	(38,604)
Share transactions:
Proceeds of shares issued	3,466,401
Reinvestment of dividends (Note 5)	19,417
Net increase from share transactions	3,485,818
Total increase in net assets	3,485,818
Net Assets, beginning of period	—
Net Assets, end of period	$3,485,818
Distributions in excess of net investment income	$(37,348)

Semi-Annual Report 2017

CION Ares Diversified Credit Fund

Statement of Cash Flows

For the Period from January 26, 2017 (commencement of operations) to April 30, 2017 (Unaudited)

Operating activities:
Net increase in net assets from operations	$38,604
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(1,982,473)
Proceeds from the sale of investments	785,751
Amortization and accretion of discounts and premiums, net	(151)
Net realized gain on investments	(6,304)
Net unrealized appreciation on investments	(31,044)
Changes in operating assets and liabilities:
Interest and principal receivable	(16,965)
Deferred offering costs, net	(376,273)
Prepaid expenses and other assets	(31,046)
Payable for marketing expense	75,847
Payable for legal fees	66,826
Payable for administration and custodian fees	62,993
Payable for due diligence fees	62,418
Payable to adviser	55,536
Payable for shareholder servicing fees	1,436
Other accrued expenses and payables	95,048
Net cash used in operating activities	(1,199,797)
Financing activities:
Proceeds from sale of shares	3,433,201
Distributions paid to common shareholders	(19,187)
Net increase in cash	2,214,217
Cash and cash equivalents:
Beginning of period	$—
End of period	$2,214,217

Semi-Annual Report 2017

CION Ares Diversified Credit Fund

Financial Highlights

For the Period from January 26, 2017 (commencement of operations) to April 30, 2017 (Unaudited)

Per share data:
Net asset value, beginning of period	$25.00
Income from investment operations:
Net investment income(f)	0.01
Net realized and unrealized gains	0.34
Total income from investment operations	0.35
Less distributions declared to shareholders:
From net investment income	(0.01)
From net realized gains on investments	(0.06)
From net unrealized appreciation on investments	(0.28)
Total distributions	(0.35)
Net asset value end of period	$25.00
Total return, excluding expense support(b)	(32.54)%
Total return, including expense support(c)	1.40%
Ratios to average net assets/supplemental data:
Net assets, end of period	$3,485,818
Expenses, excluding expense support(d)(e)	188.68%
Expenses, including expense support(d)(e)	2.19%
Net investment income(d)(e)	0.30%
Portfolio turnover rate(a)	86.02%

(a)  Not annualized.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total Return excludes expense support provided by the adviser.

(c)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total Return includes expense support provided by the adviser.

(d)  Annualized.

(e)  Includes organizational and offering costs.

(f)  Per share net investment income has been calculated using the average shares outstanding during the period.

Semi-Annual Report 2017

CION Ares Diversified Credit Fund

Notes to Financial Statements

April 30, 2017 (Unaudited)

(1) Organization

CION Ares Diversified Credit Fund (the "Fund'') is a newly organized diversified, closed-end investment company that is registered under the Investment Company Act of 1940. The Fund is structured as an "interval fund" and continuously offers its shares. The Fund was organized as a Delaware statutory trust on June 21, 2016. CION Ares Management, LLC (the "Adviser'') serves as the investment adviser to the Fund and was registered as an investment Adviser with the Securities and Exchange Commission (the "SEC") under the Advisers Act on January 4, 2017. The Adviser is a joint venture between affiliates of Ares Management LLC ("Ares") and CION Investment Group, LLC ("CION") and is controlled by Ares. Ares Capital Management II LLC (the "Sub-Adviser") serves as the Fund's investment sub-Adviser. The Adviser oversees the management of the Fund's activities and is responsible for making investment decisions for the Fund's portfolio with recommendations and support from the Sub-Adviser.

Investment Objective and Policies

The Fund's investment objective is to provide superior risk-adjusted returns across various market cycles by investing in a diversified portfolio of liquid and illiquid asset classes. The Fund seeks to capitalize on market inefficiencies and relative value opportunities throughout the entire global credit spectrum.

(2) Significant Accounting Policies

Basis of Presentation

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification ("ASC") Topic 946 applicable to investment companies. The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and such differences may be material.

Investments Valuation

All investments in securities are recorded at their estimated value, as described in Note 3.

Revolving loan, bridge loan and delayed draw term loan agreements

For investment purposes, the Fund has entered into certain loan commitments which may include revolving loan, bridge loan, partially unfunded term loan and delayed draw term loan agreements ("unfunded loan commitments"). Unfunded loan commitments purchased at a discount/premium may include cash received/paid for the amounts representing such discounts/premiums. Unfunded loan commitments are agreements to participate in the lending of up to a specified maximum amount for a specified period. As of April 30, 2017, the fair value of the loans disclosed in the Schedule of Investments does not include such unfunded loan commitments, which total $150,000.

Interest Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected, and adjusted for accretion of discounts and amortization of premiums.

Discounts and Premiums

Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. The adjusted cost of investments represents the original cost adjusted for PIK interest and the accretion of discounts and amortization of premiums.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with original maturities of 90 days or less to be cash equivalents. The Fund's cash and cash equivalents are maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. At April 30, 2017, cash and cash equivalents totaled $2,214,217.

Organizational and Offering Costs

Organizational costs are expensed as incurred and primarily consist of incorporation fees, initial audit fees, and other costs incurred in connection with the establishment of the Fund. Offering costs are amortized over a 12-month period upon commencement of fund operations and primarily consist of registration fees, printing and other costs incurred in connection with the initial offering of the Fund.

Income Taxes

Beginning with the year ended October 31, 2017, the Fund intends to distribute all or substantially all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to RICs. Accordingly, no provision for U.S. federal income taxes is required.

The Fund may elect to defer the distribution of some portion of its taxable income to the year following the year such income is earned. In doing so, the Fund may incur an excise tax if it is deemed prudent by its board of trustees from a cash management perspective or in the best interest of shareholders due to other facts and circumstances.

Semi-Annual Report 2017

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

Net investment income and net realized capital gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax difference and therefore may lead to differences between dividends paid from taxable income and book income reported on the financial statements. These differences are primarily due to the treatment of certain organizational costs as well as the timing of the recognition of certain items of income and gain.

Dividends to Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its taxable income available to common shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its taxable income. The Fund intends to pay any capital gains distributions at least annually. Dividends to shareholders are recorded on the ex-dividend date.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than another. The Fund will make distributions only if authorized by its board of trustees and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital to shareholders, which would reduce the Fund's net asset value and, over time, potentially increase the Fund's expense ratios. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund's earned income or other profits. The board of trustees may elect to change the Fund's distribution policy at any time.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Recently Issued Accounting Pronouncements

In October 2016 the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. At this time, management is evaluating the implications of adopting these amendments and their potential impact on the financial statements and accompanying notes.

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

(3) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser is an affiliate of Ares Management, L.P. ("Ares") and leverages Ares' entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares' investment professionals.

Pursuant to the Investment Advisory Agreement, dated as of December 6, 2016 (the "Investment Advisory Agreement"), by and between the Fund and the Adviser, the Adviser provides certain investment advisory and administrative services to the Fund and in consideration of the advisory services provided, the Adviser is entitled to a fee consisting of two components — a base management fee (the "Management Fee") and an incentive fee (the "Incentive Fee"). Pursuant to the investment sub-Advisory agreement, dated as of December 6, 2016 (the "Investment Sub-Advisory Agreement"), by and between the Adviser and the Fund, the Adviser pays the Sub-Adviser 40% of the Management Fee and Incentive Fee actually received and retained and not otherwise used to support expenses.

The Adviser provides certain investment advisory and administrative services to the Fund pursuant to the Investment Advisory Agreement. Pursuant to its Investment Advisory Agreement, the Fund has agreed to pay the Adviser a management fee at an annual rate of 1.50% of the average daily value of the Fund's total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness ("Managed Assets").

Semi-Annual Report 2017

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

The management fees incurred for the Period from January 26, 2017 (commencement of operations) to April 30, 2017 were $8,855 for the Fund.

The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund's "pre-incentive fee net investment income: for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund's "adjusted capital," equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a "catch-up" feature. For this purpose, "pre-incentive fee net investment income" means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund's operating expenses for the quarter and taking into account the Expense Support and Conditional Reimbursement Agreement (as defined below). For purposes of computing the Fund's pre-incentive fee net investment income, the calculation methodology will look through total return swaps, if any, as if the Fund owned the referenced assets directly. For such purposes, the Fund's operating expenses will include the Management Fee, expenses reimbursed to the Adviser under the administration agreement, dated as of December 6, 2016 (the "Adviser Administrative Agreement"), by and between the Fund and the Adviser, and any interest expense and distributions paid on any issued and outstanding preferred shares, but will exclude the Incentive Fee. "Adjusted Capital" means the cumulative gross proceeds received by the Fund from the sale of the Fund's shares (including pursuant to the Fund's DRP (as defined below)), reduced by amounts paid in connection with purchases of the Fund's shares pursuant to the Fund's share repurchase program and further reduced by distribution representing a return of capital.

The "catch-up" provision is intended to provide the Adviser with an incentive fee of 20% on all of the Fund's pre-incentive fee net investment income when the Fund's pre-incentive fee net investment income reaches 1.875% of Adjusted Capital in any calendar quarter.

The Adviser is obligated to pay expenses associated with providing the investment services stated in the Investment Advisory Agreement and Investment Sub-Advisory Agreement, including compensation of the office space for their officers and employees connected with investment and economic research, trading and investment management of the Fund.

The Adviser and the Fund have entered into an Expense Support and Conditional Reimbursement Agreement (the "Expense Support and Conditional Reimbursement Agreement") under which the Adviser has agreed contractually for a one year period to reimburse the Fund's initial organizational and offering costs, as well as the Fund's operating expenses to the extent that aggregate distributions made to the Fund's shareholders during the applicable quarter exceed Available Operating Funds (as defined below). Additionally, during the term of the Expense Support and Conditional Reimbursement Agreement, the Adviser may reimburse the Fund's operating expenses to the extent that it otherwise deems appropriate in order to ensure that the Fund bears an appropriate level of expenses (each such payment, an "Expense Payment"). "Available Operating Funds" means the sum of (i) the Fund's net investment Fund taxable income (including net short-term capital gains reduced by net long-term capital losses); (ii) the Fund's net capital gains (including the excess of net long-term capital gains over net short-term capital losses); and (iii) dividends and other distributions paid to or otherwise earned by the Fund on account of investments in portfolio companies (to the extend such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

In consideration of the Adviser's agreement to reimburse the Fund's operating expenses, the Fund has agreed to repay the Adviser in the amount of any Fund expenses reimbursed subject to the limitation that a reimbursement (an "Adviser Reimbursement") will be made only if and to the extent that (i) it is payable not more than three years from the last business day of the calendar quarter in which the applicable Expense Payment was made by the Adviser; (ii) the Adviser Reimbursement does not cause Other Fund Operating Expenses (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the percentage of the Fund's average net assets attributable to common shares represented by Other Fund Operating Expenses (as defined below) (on an annualized basis) during the quarter in which the applicable Expense Payment from the Adviser was made; and (iii) the distributions per share declared by the Fund at the time of the applicable Expense Payment are less than the effective rate of distributions per share at the time the Adviser Reimbursement would be paid. Other Fund Operating Expenses is defined as, the Fund's total Operating Expenses (as defined below), excluding the Management and Incentive fees, offering expenses, financing fees and costs, interest expense and extraordinary expenses. "Operating Expenses" means all operating costs and expenses incurred by the Fund, as determined in accordance with generally accepted accounting principles for investment companies. The Expense Support and Conditional Reimbursement Agreement will remain in effect at least until December 1, 2017, unless and until the Board approves it's modifications or termination. This agreement may be terminated only by the Fund's Board on notice to the Adviser. As of April 30, 2017, the Adviser has provided $1,155,591 in expense support.

Semi-Annual Report 2017

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

The table below presents a summary of all expenses supported by CAM for each of the following three month periods in which the Company received expense support from CAM and the associated dates through which such expenses are eligible for reimbursement from the Company.

Three Months Ended	Expense Support from CAM ($)	Recoupment of Expense Support ($)	Unreimbursed Expense Support ($)	Ratio of Other Fund Operating Expenses to Average Net Assets for the Period(1) (%)	Annualized Distribution Rate Per Share(2)	Eligible for Reimbursement through
January 31, 2017	335,238	0	335,238	17.21	—	January 31, 2020
April 30, 2017	820,353	0	820,353	24.11	1.392828	April 30, 2020
Total	1,155,591	0	1,155,591

(1) Other Fund Operating Expenses is defined as, the Fund's total Operating Expenses (as defined below), excluding the Management and Incentive fees, offering expenses, financing fees and costs, interest expense and extraordinary expenses. "Operating Expenses" means all operating costs and expenses incurred by the Fund, as determined in accordance with generally accepted accounting principles for investment companies.

(2) The Annualized Distribution Rate per Share equals the projected annualized distribution amount which is calculated based on the average regular cash distributions per share that were declared during record dates in the applicable Expense Support Payment Quarter.

Pursuant to the Adviser Administrative Agreement, the Adviser furnishes the Fund with office equipment and clerical, bookkeeping and record keeping services at the Adviser's office facilities. Under the Adviser Administrative Agreement, the Fund is obligated to reimburse the Adviser, at cost, based upon the Fund's allocable portion of the Adviser's overhead and other expenses (including travel expenses) incurred by the Adviser in performing its obligations under the Adviser Administrative Agreement, including the Fund's allocable portion of the compensation of certain of its officers (including but not limited to the chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The Adviser Administration Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party. The total such expenses incurred for the period from January 26, 2017 (commencement of operations) to April 30, 2017 were $145,994 for the Fund.

Pursuant to an administration agreement between State Street Bank and Trust Company ("State Street") and the Fund, State Street performs, or oversees the performance of, certain of the Fund's required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund's shareholders and reports filed with the SEC. In addition, State Street oversees the preparation and filing of the Fund's tax returns and generally oversees the payment of the Fund's expenses and the performance of administrative and professional services rendered to the Fund by others. The Fund pays State Street for these services. The total expenses incurred for the period from January 26, 2017

(commencement of operations) to April 30, 2017 were $62,993 for the Fund.

(4) Investments

Fair Value Measurements

The Fund follows the provisions of ASC 820, Fair Value Measurements and Disclosures under U.S. GAAP, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework, which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 defines "fair value" as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchal disclosure framework establishes a three-tier hierarchy to maximize the use of observable data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on

Semi-Annual Report 2017

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

the best information available in the circumstances. The three tier hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access

•  Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Fund continues to employ the Valuation Policy (the "Valuation Policy") that is consistent with the provisions of ASC 820. Consistent with the Fund's valuation policy, it evaluates the source of inputs, including any markets in which the Fund's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Fund's valuation policy considers the fact that because there may not be a readily available market value for the investments in the Fund's portfolio, therefore, the fair value of the investments may be determined using unobservable inputs.

The assets and liabilities classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

The assets and liabilities classified as Level 3 (other than as described below in the following paragraph) are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Fund may also employ other valuation multiples to determine EV, such as revenues. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate enterprise value. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the Fund does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Fund considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Fund are substantially illiquid with no active transaction market, the Fund depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

The fair value of CLOs is estimated based on various valuation models from third-party pricing services as well as internal models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics

Semi-Annual Report 2017

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Private asset-backed securities classified as Level 3 are typically valued using two different valuation techniques. The first valuation technique is an analysis of the forecasted cash flows of the security. The forecasted cash flows take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, and the characteristics and condition of the underlying collateral. For equity securities, the projected cash flows are present valued using a market discount rate to determine the fair value. For debt securities, the analysis is used to determine if the borrower has the ability to repay its obligations. If it is determined that the borrower does have the ability to repay its obligations, the second valuation technique that is utilized is a yield analysis. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Fund considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the borrower and the specific investment. As the debt investments are substantially illiquid with no active transaction market, the Fund depends on primary market data, including newly funded transactions, as inputs in determining the appropriate market yield, as applicable.

The following is a summary of the inputs used as of April 30, 2017, in valuing the Fund's investments carried at fair value:

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Senior Loans	—	290,796	547,164	837,960
Corporate Bonds	—	273,458	—	273,458
Collateralized Loan Obligations	—	—	509,762	509,762
Private Asset-Backed Debt	—	—	—	—
Total Investments	—	564,254	1,056,926	1,621,180

The following is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value.

For the period ended April 30, 2017:

	Senior Loans ($)	Collateralized Loan Obligations ($)	Total ($)
Balance as of 10/31/16	—	—	—
Purchases(a)	537,195	493,950	1,031,145
Sales(b)	—	—	—
Net realized and unrealized gains	9,823	15,813	25,636
Accrued discounts/(premiums)	146	(1)	145
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of 4/30/17	547,164	509,762	1,056,926
Net change in unrealized appreciation/(depreciation) from investments held as of 4/30/17	9,823	15,813	25,636

(a) Purchases include payment-in-kind interest and securities received from a restructuring.

(b) Sales include principal redemptions.

There were no transfers between Level 1 and 2 during the period. It is the Fund's policy to recognize transfers into and out of all levels at the end of the reporting period.

The following table summarizes the quantitative inputs and assumptions used for investments in securities at fair value categorized as Level 3 in the fair value hierarchy as of April 30, 2017.

	Fair Value ($)	Valuation Technique	Unobservable Inputs	Range
Investments
Senior Loans	101,015	Broker quotes and/or 3rd party pricing services	N/A	N/A
Senior Loans	446,149	Yield Analysis	Market Yield	6.46	%-10.46%
Collateralized Loan Obligations	509,762	Broker quotes and/or 3rd party pricing services	N/A	N/A
Total Level 3 Investments	1,056,926

Changes in market yields or discount rates, each in isolation, may change the fair value of certain of the investments. Generally, an increase in market yields or discount rates may result in a decrease in the fair value of certain of the investments.

Semi-Annual Report 2017

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may fluctuate from period to period. Additionally, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the values currently assigned.

(5) Common Stock

Common share transactions were as follows:

	Period Ended April 30, 2017
	Shares	Amount ($)
Common shares outstanding — beginning of period	—	—
Common shares issued	138,654	3,466,401
Reinvestment of distributions	777	19,417
Common shares outstanding — end of period	139,431	3,485,818

Multiple-Common Share Classes

The Fund expects to receive exemptive relief from the SEC on or about July 10, 2017 permitting it to offer multiple classes of shares. On March 8, 2017, the Fund filed a registration statement with the SEC in order to offer Class A, Class C, Class I and Class L shares. The maximum sales load imposed on purchases, maximum contingent deferred sales charges, shareholder servicing and/or distribution fees charged will vary depending on each share class.

(6) Investment Transactions

For the period from January 26, 2017 (commencement of operations) to April 30, 2017, the cost of purchases and proceeds from sales of securities, excluding short obligations, were as follows:

Cost of Investments Purchased $	Proceeds from Investments Sold $
2,594,994	(861,314)

(7) Risk Factors

Senior Loans Risk

Although senior loans are senior and typically secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the issuers of debt instruments (each, a "Borrower"). Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the net asset value of the common shares and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan's value.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the common shares. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be "primed" in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as

Semi-Annual Report 2017

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Consequently, the Fund will be particularly dependent on the analytical abilities of the Adviser. In certain circumstances, Senior Loans may not be deemed to be securities under certain federal securities laws, other than the Investment Company Act. Therefore, in the event of fraud or misrepresentation by a Borrower or an arranger, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Senior Loan agreement itself and common-law fraud protections under applicable state law.

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

Corporate Bonds Risk

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the Borrower, such as investors' perceptions of the creditworthiness of the Borrower, the Borrower's financial performance, perceptions of the Borrower in the market place, performance of management of the Borrower, the Borrower's capital structure and use of financial leverage and demand for the Borrower's goods and services. There is a risk that the Borrowers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse Borrower-specific developments.

CLO Securities Risk

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs ("CLO Securities") are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may

Semi-Annual Report 2017

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Structured Credit Securities Risk

Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many Borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

Investment and Market Risk

An investment in the common shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds, CLO Securities and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds can experience sudden and sharp price swings, which

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CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or related securities or investments, or a change in the market's perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the common shares of the Fund may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund may utilize leverage, which will magnify the Fund's risks and, in turn, the risks to the common shareholders.

Interest Rate Risk

The market value of fixed-income securities change in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as rates rise. Accordingly, an increase in market interest rates (which are currently considered low by historic standards) may cause a decrease in the price of a debt security and, therefore, a decline in the net asset value of the Fund's common shares. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Because Senior Loans with floating or variable rates reset their interest rates only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund's common shares. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the net asset value of the Fund's common shares.

Liquidity Risk

The Fund may not be able to readily dispose of illiquid securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the net asset value of the common shares and ability to make dividend distributions.

Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the Fund may invest. When a secondary market exists, if at all, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities. The Adviser's judgment may play a greater role in the valuation process.

Duration and Maturity Risk

The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain additional risks.

When interest rates rise, certain obligations will be paid off by the Borrower more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

When interest rates fall, certain obligations will be paid off by the Borrower more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as Borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Adviser will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Below Investment Grade Rating Risk

Debt instruments that are rated below investment grade are often referred to as "high yield" securities or "junk bonds." Below investment grade instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of an instrument that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower's financial condition. Below investment grade instruments often are considered to be speculative with respect

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CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objectives will be more dependent on the Adviser's credit analysis than would be the case when the Fund invests in rated securities.

Under normal market conditions, the Fund will generally invest in debt instruments rated in the lower rating categories ("Caa1" or lower by Moody's, "CCC+" or lower by S&P or CCC+ or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Eurozone Risk

Recent concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of the sovereign debt of certain countries have given rise to new concerns about sovereign defaults, the possibility that one or more countries might leave the European Union or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of this situation cannot yet be predicted. Sovereign debt defaults and European Union and/or Eurozone exists could have material adverse effects on investments by the Fund in securities of European companies, including but not limited to the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. A number of the Fund's securities may be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Fund.

Brexit Risk

The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom ("UK"). The government of the UK held an in-or-out referendum on the UK's membership in the European Union ("EU") on June 23, 2016. The referendum resulted in a vote in favor of the exit of the UK from the EU ("Brexit"). There will be a process of negotiation that will determine the future terms of the UK's relationship with the EU. The uncertainty in the wake of the referendum and subsequent political developments could have a negative impact on both the UK economy and the economies of other countries in Europe. The Brexit process also may lead to greater volatility in the global currency and financial markets, which could adversely affect the Fund. In connection with investments in non-US issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the Fund makes investments that are denominated in British pound sterling or Euros. The Fund's assets are valued in US dollars, and the depreciation of the British pound sterling and/or the Euro in relation to the US dollar in anticipation of Brexit or otherwise adversely affects the Fund's investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer. Global central banks may maintain historically low interest rates longer than was anticipated prior to the Brexit vote, which could adversely affect the Fund's income and its level of distributions.

(8) Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were the following subsequent events:

The following common share distributions were declared for May 2017:

Record Date: May 24, 2017
Ex-Date: May 25, 2017
Payable Date: May 31, 2017
Per Share Amount: $0.116069

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CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

June Dividend

On June 1, 2017, the dividend distribution was converted to a daily accrual:

Record Date: Daily
Ex-Date: Daily
Payment Date: June 30, 2017
Per Share Amount: $0.00381527

Quarterly Redemption Offer

On June 16, 2017, the Fund filed a notification of repurchase offer with the SEC for the Fund's quarterly repurchase offer. The Fund is offering to repurchase up to 5% of its issued and outstanding common shares at a price equal to the net asset value on the repurchasing date, July 21, 2017.

Semi-Annual Report 2017

CION Ares Diversified Credit Fund

Additional Information

April 30, 2017 (Unaudited)

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available (1) without charge, upon request, by calling 1-877-855-3434; (2) on the SEC's website at http://www.sec.gov; or (3) for review and copying at the SEC's Public Reference Room (the "PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

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CION Ares Diversified Credit Fund

Additional Information (continued)

April 30, 2017 (Unaudited)

Dividend Reinvestment Plan

The Fund will operate under a dividend reinvestment plan, (the "DRP") administered by DST Systems, Inc. ("DST"). Pursuant to the plan, the Fund's distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the DRP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRP at any time by written instructions to that effect to DST. Shareholders who elect not to participate in the DRP will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the DST 30 days prior to the record date of the distribution or the shareholder will receive such distribution in shares through the DRP. Under the DRP, the Fund's distributions to shareholders are automatically reinvested in full and fractional shares as described below.

When the Fund declares a distribution, DST, on the shareholder's behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund's NAV per share.

DST will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. DST will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder's proxy, if any, will include those shares purchased pursuant to the DRP. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. DST will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the DRP, DST will administer the DRP on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder's name and held for the account of beneficial owners participating under the DRP.

Neither DST nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant's account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Tax Aspects."

The Fund reserves the right to amend or terminate the DRP. There is no direct service charge to participants with regard to purchases under the DRP; however, the Fund reserves the right to amend the DRP to include a service charge payable by the participants.

All correspondence concerning the DRP should be directed to DST at CION Ares Diversified Credit Fund c/o DST Systems, Inc., P.O. Box 219422, Kansas City, MO 64121-9422. Certain transactions can be performed by calling the toll free number 888-729-4266.

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CION Ares Diversified Credit Fund

Additional Information (continued)

April 30, 2017 (Unaudited)

Plan of Distribution

ALPS Distributors Inc. (the "Distributor") located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the Fund's principal underwriter and acts as the Distributor of the Fund's shares on a best efforts basis, subject to various conditions. The Fund's shares are offered for sale through the Distributor at NAV plus the applicable sales load. The Distributor also may enter into agreements with Financial Intermediaries for the sale and servicing of the Fund's shares. In reliance on Rule 415 of the Securities Act of 1933, the Fund intends to offer to sell up to $1,061,000,000 of its shares, on a continual basis, through the Distributor. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund's shares, but will use its best efforts to solicit orders for the purchase of the shares. shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares.

The Distributor has entered into a wholesale marketing agreement with CION Securities, a registered broker-dealer and an affiliate of CION. Pursuant to the terms of the wholesale marketing agreement, CION Securities will seek to market and otherwise promote the Fund through various wholesale distribution channels, including regional and independent retail broker-dealers and registered investment Advisers.

CION Securities has also entered into a dealer manager agreement with the Fund pursuant to which CION Securities has agreed to provide certain marketing and wholesale services in consideration of its receipt of the dealer manager fee.

The Advisers or their affiliates, in the Advisers' discretion and from their own resources, may pay additional compensation to financial intermediaries in connection with the sale of the Fund's shares. In return for the additional compensation, the Fund may receive certain marketing advantages including access to a Financial Intermediaries' registered representatives, placement on a list of investment options offered by a financial intermediary, or the ability to assist in training and educating the Financial Intermediaries'. The Additional Compensation may differ among Financial Intermediaries in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by Shareholders introduced by the financial intermediary, or determined in some other manner. The receipt of Additional Compensation by a selling financial intermediary may create potential conflicts of interest between an investor and its financial intermediary who is recommending the Fund over other potential investments. Additionally, the Fund pays a servicing fee to the Financial Intermediaries or financial institution for providing ongoing services in respect of clients holding shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Advisers may reasonably request.

The Fund and the Advisers have agreed to indemnify the Distributor against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement.

Semi-Annual Report 2017

CION Ares Diversified Credit Fund

Additional Information (continued)

April 30, 2017 (Unaudited)

Investment Advisers

CION Ares Management, LLC
3 Park Avenue, 36th Floor
New York, NY 10016

Administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent and DRIP Administrator

DST Systems, Inc.
333 W 11th Street
Kansas City, MO 64105

Distributor

ALPS Distributors Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 S. Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Semi-Annual Report 2017

CION Ares Diversified Credit Fund

Additional Information (continued)

April 30, 2017 (Unaudited)

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common stock of the Fund, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•  Information about shareholders' transactions and history with us; or

•  Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

We do not disclose any non-public personal information about shareholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•  as allowed or required by applicable law or regulation.

When the Fund shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. The Fund does not permit use of shareholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund's service providers, such as their adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Semi-Annual Report 2017

CION Ares Diversified Credit Fund

Additional Information (continued)

April 30, 2017 (Unaudited)

Board of Trustees and Executive Officers

Trustees

Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups — Interested Trustees and Independent Trustees. As set forth in the Fund's declaration of trust, each Trustee's term of office shall continue until his or her death, resignation or removal.

Name, address(1) and age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Interested Trustees(3)
Mark Gatto (44)	Trustee	2016	Co-Chairman, Co-Chief Executive Officer and Co-President, CION Investment Group and CION Investment Corporation; Director and Co-Chief Executive Officer, CION Ares Management, LLC; from 2008 to 2007, Executive Vice President and Chief Acquisitions Officer	1	CION Investment Corporation; CION Ares Management, LLC
Mitch Goldstein (50)	Trustee	2016	Partner (Ares Credit Group), Ares Management; Co-President, Ares Capital Corporation	1	None
Michael A. Reisner (46)	Trustee	2016	Co-Chairman, Co-Chief Executive Officer and Co-President, CION Investment Corporation; Director and Co-Chief Executive Officer, CION Ares Management, LLC; from 2008 to 2007, Chief Financial Officer	1	CION Investment Corporation; CION Ares Management, LLC
David A. Sachs (58)	Trustee and Chairman of the Board	2016	Senior Partner, Ares Management LLC	2	Terex Corporation

Semi-Annual Report 2017

CION Ares Diversified Credit Fund

Additional Information (continued)

April 30, 2017 (Unaudited)

Trustees

Name, address(1) and age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Independent Trustees
James K. Hunt (65)	Trustee	2016	Consultant, Tournament Capital Advisors, LLC; from 2015 to 2016, Managing Partner and Chief Executive Officer, Middle Market Credit platform — Kayne Anderson Capital Advisors LLC; from 2014 to 2015, Chairman, THL Credit, Inc.; from 2010 to 2014, Chief Executive Officer and Chief Investment Officer, THL Credit, Inc. and THL Credit Advisors LLC	2	PennyMac Financial Services, Inc.; Hunt Companies, Inc.
Paula B. Pretlow (61)	Trustee	2016	Prior to 2012, Senior Vice President, The Capital Group Companies	1	The Kresge Foundation; San Francisco Symphony Board of Governors; Northwestern University; Pitzer College; Congregation Emau-El
John Joseph Shaw (65)	Trustee	2016	Independent Consultant; prior to 2012, President, St. Louis Rams	2	None
Bruce H. Spector (74)	Trustee	2016	Independent Consultant; from 2007 to 2013, Senior Advisor, Apollo Global Management, LLC (private equity)	2	The Private Bank of California (2007-2013)
Mark R. Yosowitz (49)	Trustee	2016	From 2014 to present, President, Mentored; from 2014 to present, Adjunct Professor, Brooklyn Law School; from 2008 to present, Senior Vice President, Corporate Development, ThinkEco Inc.	1	None

(1)  The address of each Trustee is care of the Secretary of the Fund at 3 Park Avenue, 36th Floor, New York, NY 10016.

(2)  The Fund Complex includes Ares Dynamic Credit Allocation Fund, Inc. ("ARDC") and is defined as two or more registered investment companies that (a) hold themselves out to investors as related companies for purposes of investment and investor services; or (b) have a common investment adviser or have an investment adviser that is an affiliated person of any of the other registered investment companies.

(3)  "Interested person," as defined in the 1940 Act, of the Fund. Mr. Gatto, Mr. Goldstein, Mr. Reisner and Mr. Sachs are interested persons of the Fund due to their affiliation with the Adviser.

Semi-Annual Report 2017

CION Ares Diversified Credit Fund

Additional Information (continued)

April 30, 2017 (Unaudited)

Executive Officers

Name, address(1) and age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael Reisner (46)	Co-President and Co-Chief Executive Officer	2016

Mr. Reisner serves as Co-Chairman, Co-Chief Executive Officer and Co-President of CION Investment Corporation. In addition, Mr. Reisner is a Director and Co-Chief Executive Officer of CION Ares Management, LLC. Mr. Reisner was formerly Chief Financial Officer from January 2007 through April 2008. Mr. Reisner was also formerly Executive Vice President — Acquisitions from February 2006 through January 2007. Mr. Reisner was Senior Vice President and General Counsel from January 2004 through January 2006. Mr. Reisner was Vice President and Associate General Counsel from March 2001 until December 2003. Mr. Reisner joined CION in 2001.

Mark Gatto (44)	Co-President and Co-Chief Executive Officer	2016

Mr. Gatto is Co-Chairman, Co-Chief Executive Officer and Co-President of CION Investment Group, LLC as well as CION Investment Corp., a business development company focused on middle market loans. Mr. Gatto serves on the investment committee of CION Investment Corporation. In addition, Mr. Gatto is a Director and Co-Chief Executive Officer of CION Ares Management, LLC. Mr. Gatto was formerly Executive Vice President and Chief Acquisitions Officer from May 2007 through January 2008. He served as Executive Vice President of Business Development from May 2006 through May 2007 and Vice President of Marketing from August 2005 through February 2006. Mr. Gatto joined CION in 1999.

Greg Schill (36)	Vice President	2016

Mr. Schill is Managing Director of CION Investment Group, LLC. He served as Vice President — Treasury from 2006 — 2011 and Assistant Vice President of Operations from 2003 to 2006. Prior to this he held various positions in both the legal and operations departments. Mr. Schill joined CION in 2001.

Mitch Goldstein (50)	Vice President	2016

Mr. Goldstein is a Partner and Co-Head of the Ares Credit Group and a member of the Management Committee of Ares Management. He additionally serves as Co-President of Ares Capital Corporation, Vice President of American Capital Senior Floating, Ltd., Vice President of Ivy Hill Asset Management, L.P. and Vice President of Ivy Hill Asset Management GP, LLC. He is a member of the Investment Committee of Ares Capital Management LLC, and select Ares Credit Group U.S. Direct Lending investment committees. He additionally serves on the Ivy Hill Asset Management Investment Committee and the Ares Commercial Finance Investment Committee. Mr. Goldstein joined Ares Management in 2005.

Greg Margolies (50)	Vice President	2016

Mr. Margolies is a Partner in the Ares Credit Group, the Head of Markets for Ares Management LLC, and a member of the Management Committee of Ares Management. Additionally, Mr. Margolies serves as a member of select Ares Credit Group investment committees and the Investment Committee for the Ares Special Situations funds. Mr. Margolies joined Ares in 2009.

Penni F. Roll (51)	Chief Financial Officer	2016

Ms. Roll is a Partner and the Chief Financial Officer of the Ares Credit Group. She also serves as the Chief Financial Officer and Executive Vice President of Ares Capital Corporation and Chief Financial Officer of Ares Dynamic Credit Allocation Fund, Inc. She joined Ares in 2010 as Executive Vice President — Finance of Ares Capital Management.

Semi-Annual Report 2017

CION Ares Diversified Credit Fund

Additional Information (continued)

April 30, 2017 (Unaudited)

Executive Officers

Name, address(1) and age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Scott Lem (39)	Treasurer	2016

Mr. Lem is a Managing Director and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department. Mr. Lem additionally serves as Chief Accounting Officer, Vice President and Treasurer of Ares Capital Corporation and previously served as Assistant Treasurer of Ares Capital from May 2009 to May 2013. Mr. Lem also serves as Treasurer of Ares Dynamic Credit Allocation Fund, Inc., a NYSE-listed, closed end fund managed by an affiliate of Ares. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or investment funds managed by Ares Management and its affiliates. From July 2003 to December 2008, Mr. Lem served as Controller of Ares Management. Mr. Lem joined Ares in 2003.

Anthony Dell (50)	Chief Compliance Officer and Anti-Money Laundering Officer	2016

Mr. Dell is a Partner and serves as Global Chief Compliance & Ethics Officer for Ares Management, where he is responsible for all regulatory risk management and compliance functions across the global organization. Mr. Dell serves as an independent advisor to the firm's Management Committee and Board. He additionally serves as a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. He is also the firm's Global Anti-Money Laundering Officer, Global Privacy Officer and Global Anti-Corruption Officer. Mr. Dell is additionally the designated Chief Compliance Officer for various regulated entities within the Ares Management organization, including registered investment advisors, registered investment companies, and a broker-dealer. Anthony applies strategic business principles to design, build, and execute scalable, efficient, integrated risk-intelligent functions and programs to enhance enterprise value. Mr. Dell joined Ares in 2011.

Daniel J. Hall (38)	General Counsel, Chief Legal Officer and Secretary	2016

Mr. Hall is a Managing Director and Co-General Counsel (Credit) in the Ares Legal Group. Mr. Hall also serves as the General Counsel, Chief Legal Officer and Secretary of Ares Dynamic Credit Allocation Fund, Inc., a NYSE-listed, closed end fund managed by an affiliate of Ares Management. Mr. Hall joined Ares in 2009.

Michael Weiner (64)	Vice President and Assistant Secretary	2016

Mr. Weiner is Executive Vice President and Chief Legal Officer of Ares Management GP LLC, Ares' general partner, a Partner and General Counsel in the Ares Legal Group and a member of the firm's Management Committee. Mr. Weiner has been an officer of Ares Capital Corporation since 2006, including General Counsel from September 2006 to January 2010, and also serves as Vice President of Ares Commercial Real Estate Corporation and Vice President and Assistant Secretary of ARDC, a NYSE-listed, closed end fund managed by an affiliate of Ares Management. He additionally serves as a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. Mr. Weiner joined Ares in 2006.

Joshua Bloomstein (43)	Vice President and Assistant Secretary	2016

Mr. Bloomstein serves as a Partner and Co-General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management, where he focuses on direct lending matters. He additionally is General Counsel, Vice President and Secretary of Ares Capital Corporation and Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation. He is also a member of the Ares Enterprise Risk Committee. Mr. Bloomstein joined Ares in 2006.

Anton Feingold (37)	Vice President and Assistant Secretary	2016

Mr. Feingold is a Principal and Associate General Counsel (Real Estate) in the Ares Legal Group. He also serves as Vice President and Secretary of Ares Commercial Real Estate Corporation. Mr. Feingold joined Ares in 2014.

Semi-Annual Report 2017

CION Ares Diversified Credit Fund

Additional Information (continued)

April 30, 2017 (Unaudited)

Executive Officers

Name, address(1) and age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keith Kooper (41)	Vice President and Assistant Secretary	2016

Mr. Kooper is a Managing Director and General Counsel (Real Estate) in the Ares Legal Group. He also serves as Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation. Mr. Kooper serves as a non-voting member of Ares Real Estate Group's U.S. Equity, Europe Equity, and Real Estate Debt Investment Committees. He additionally serves as a member of the Ares Enterprise Risk Committee. Mr. Kooper joined Ares in 2013.

Ann Kono (41)	Vice President	2016

Ms. Kono currently serves as a Partner and Chief Information and Risk Officer of Ares Management and is a member of the firm's Management Committee. She also serves as Vice President of Ares Dynamic Credit Allocation Fund, Inc. Ms. Kono additionally serves as a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. Ms. Kono joined Ares in 2007.

(1)  The address of each officer is care of the Secretary of the Fund at 3 Park Avenue, 36th Floor, New York, NY 10016.

Semi-Annual Report 2017

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Semi-Annual Report 2017

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Semi-Annual Report 2017

CION Ares Diversified Credit Fund

Risks and limitations include, but are not limited to, the following: investment instruments may be susceptible to economic downturns causing losses; there is no guarantee that all shares can be repurchased; the Fund's business and operations may be negatively impacted by fluctuations in the capital markets; the Fund is a newly organized, diversified, closed-end investment company with no operating history; diversification does not eliminate the risk of experiencing investment losses.

Please be aware that the Fund, the Advisers, the Distributor or the Wholesale Marketing Agent and their respective officers, directors, employees and affiliates do not undertake to provide impartial investment advice or to give advice in a Fiduciary capacity in connection with the Fund's public offering of shares.

CION Securities, LLC ("CSL") is the wholesale marketing agent for CION Ares Diversified Credit Fund, advised by CION Ares Management, LLC ("CAM") and distributed by ALPS Distributors, Inc ("ADI"). CSL, member FINRA, and CAM are not affiliated with ADI, member FINRA.

For Existing Investor Use Only. Not for Prospective Investors.

EXP. 4/30/2018

CADC-SEMI-0617

CAD000110

Item 2.  Code of Ethics.

Not applicable for this filing.

Item 3.  Audit Committee Financial Expert.

Not applicable for this filing.

Item 4.  Principal Accountant Fees and Services.

Not applicable for this filing.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for this filing.

Item 6.  Schedule of Investments.

(a)                                 Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable for this filing.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Not applicable for this filing.

(a)(2)  Not applicable for this filing.

(a)(3)  Not applicable for this filing.

(a)(4)  Not applicable for this filing.

(b) There have been no changes to the portfolio managers identified in the most recently filed registration statement on Form N-2 (File Nos. 333-212323 and 811-23165) for CION Ares Diversified Credit Fund (the “Fund”).

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None during the period covered by this Form N-CSR filing pursuant to a plan or program.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees during the period covered by this Form N-CSR filing.

Item 11.  Controls and Procedures.

(a)                                 The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)                                 There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Fund’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not applicable for this filing.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CION ARES DIVERSIFIED CREDIT FUND

By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Chief Executive Officer

By:	/s/ Mark Gatto
Mark Gatto
Co-President and Chief Executive Officer

Date:	July 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Chief Executive Officer

By:	/s/ Mark Gatto
Mark Gatto
Co-President and Chief Executive Officer

Date:	July 5, 2017

By:	/s/ Penni F. Roll
Penni F. Roll
Chief Financial Officer

Date:	July 5, 2017